                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL
                               OFFER TO EXCHANGE
                         11 3/8% SENIOR NOTES DUE 2008
                        WHICH HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                         11 3/8% SENIOR NOTES DUE 2008
                                       OF

                            MSX INTERNATIONAL, INC.
                           PURSUANT TO THE PROSPECTUS
                         DATED                   , 1998

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                             , 1998, UNLESS THE OFFER IS EXTENDED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                      IBJ SCHRODER BANK AND TRUST COMPANY

       By Registered or Certified Mail:                By Overnight Delivery or Hand:
      IBJ Schroder Bank & Trust Company              IBJ Schroder Bank & Trust Company
                 P.O. Box 84                                  One State Street
            Bowling Green Station                            New York, NY 10004
           New York, NY 10274-0084                Attention: Securities Processing Window
     Attention: Reorganization Operations                   Subcellar One (SC-1)
                  Department

           To Confirm by Telephone
             or for Information:                          Facsimile Transmissions:
                (212) 858-2103                                 (212) 858-2103

                            ------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS CONTAINED HEREIN MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     The undersigned acknowledges receipt of the Prospectus dated
                    , 1998 (the "Prospectus") of MSX International, Inc. (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal") describes the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 11 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") for each $1,000 in principal amount of outstanding
11 3/8% Senior Notes due 2008 (the "Old Notes"). The terms of the Exchange Notes are identical in all material respects to the terms of the Old Notes, except that the offer and sale of the Exchange Notes have been registered under the Securities Act and therefore the Exchange Notes are not subject to certain restrictions on transfer applicable to the Old Notes, will not contain legends relating thereto and will not be entitled to registration rights or other rights under the Registration Agreement (as defined). The Exchange Notes will be issued under the same Indenture (as defined herein) as the Old Notes and the Exchange Notes and the Old Notes will constitute a single series of debt securities under the Indenture. See "The Exchange Offer."

     The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Old Notes and the undersigned represents that it has received from each beneficial owner of Old Notes ("Beneficial Owner") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this letter of transmittal.

     This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by IBJ Schroder Bank & Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange
Offer -- Procedures for Tendering Old Notes" in the Prospectus.

     The undersigned hereby represents and warrants that the information received from the beneficial owner is accurately reflected in the boxes entitled "Beneficial Owner(s) -- Purchaser Status" and "Beneficial
Owner(s) -- Residence."

     Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on such owner's behalf, such beneficial owner must, prior to completing and executing this letter of transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed power of attorney from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) complete the boxes entitled "Beneficial Owner(s) -- Purchase Status" and "Beneficial Owner(s) -- Residence," (iii) if appropriate, check and complete the boxes relating to book entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iv) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (v) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. SEE INSTRUCTION 1.
DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

--------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             OLD NOTES TENDERED
         (PLEASE FILL IN, IF BLA                                   (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL AMOUNT OF
                                                          CERTIFICATE        PRINCIPAL AMOUNT    OLD NOTES TENDERED
                                                           NUMBER(S)*         OF OLD NOTES*     (IF LESS THAN ALL)**
                                                      --------------------------------------------------------------

                                                      --------------------------------------------------------------

                                                      --------------------------------------------------------------

                                                      --------------------------------------------------------------

                                                      --------------------------------------------------------------
                                                                    TOTAL AMOUNT
                                                                      TENDERED
--------------------------------------------------------------------------------------------------------------------
 *  Need not be completed by book-entry holders.
 ** Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Old
    Notes held shall be deemed tendered unless a lesser number is specified in this column.
--------------------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                 -----------------------------------------------

    DTC Account Number
                      ----------------------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)
                                ------------------------------------------------

    Window Ticket Number (if any)
                                 -----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution which Guaranteed
                                        ----------------------------------------

    If Guaranteed Delivery is to be made By Book-Entry Transfer:

    Name of Tendering Institution
                                 -----------------------------------------------

    DTC Account Number
                      ----------------------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
    ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN
    ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
         -----------------------------------------------------------------------

    Address:
            --------------------------------------------------------------------

                       BENEFICIAL OWNER(S) -- RESIDENCE

       STATE OF DOMICILE/PRINCIPLE PLACE       PRINCIPAL AMOUNT OF OLD
       OF BUSINESS OF EACH BENEFICIAL          NOTES HELD FOR ACCOUNT OF
       OWNER OF OLD NOTES                      BENEFICIAL OWNER

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

                     BENEFICIAL OWNER(S) -- PURCHASE STATUS

    The beneficial owner of each of the Old Notes described herein is (check the box that applies):

[ ] A "Qualified Institutional Buyer" (as defined in Rule 144A under the
    Securities Act)

[ ] An "Institutional Accredited Investor (as defined in Rule 501(a)(1), (2),
    (3) o 7 under the Securities Act)

[ ] A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Old Notes outside the U.S. in accordance with Rule 904 of the Securities Act)

[ ] Other (describe):

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described principal amount of Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full authority to tender, exchange, assign and transfer the Old Notes and acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange the undersigned will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     BY TENDERING OLD NOTES AND EXECUTING, OR OTHERWISE BECOMING BOUND BY, THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE EXCHANGE NOTES ACQUIRED PURSUANT TO THE EXCHANGE OFFER ARE BEING ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PERSON RECEIVING SUCH EXCHANGE NOTES, WHETHER OR NOT SUCH PERSON IS THE HOLDER, (II) NEITHER THE HOLDER NOR ANY SUCH OTHER PERSON HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH EXCHANGE NOTES, (III) IF THE HOLDER IS NOT A BROKER-DEALER, OR IS A BROKER-DEALER BUT WILL NOT RECEIVE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OLD NOTES, NEITHER THE HOLDER NOR ANY SUCH OTHER PERSON IS ENGAGED IN OR INTENDS TO PARTICIPATE IN THE DISTRIBUTION OF SUCH EXCHANGE NOTES AND (IV) NEITHER THE HOLDER NOR ANY SUCH OTHER PERSON IS AN "AFFILIATE" OF THE UNDERSIGNED WITHIN THE MEANING OF RULE 405 OF THE SECURITIES ACT. BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING, OR OTHERWISE BECOMING BOUND BY, THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death, bankruptcy or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date.

     Certificates for all Exchange Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

--------------------------------------------------------------------------------

                              HOLDER(S) SIGN HERE
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 3)

        Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for Old Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith or, if the Old Notes are held of record by DTC, the person in whose name such Old Notes are registered on the books of DTC. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 3.

   --------------------------------------------------------------------------
                          (Signature(s) of Holder(s))

   Date                                                                  1998
       -----------------------------------------------------------------,

   Name(s)
          -------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (Please Print)

   Capacity:
            -----------------------------------------------------------------
                              (Include Full Title)

   Address
          -------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (Include zip code)

   Area Code and Telephone Number
                                 --------------------------------------------

   --------------------------------------------------------------------------
               (Tax Identification or Social Security Number(s))

                           GUARANTEE OF SIGNATURE(S)
                      (IF REQUIRED -- SEE INSTRUCTIONS 3)

   Authorized Signature
                       ------------------------------------------------------

   Name
       ----------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (Please Print)

   Date                                                                  1998
       -----------------------------------------------------------------,

   Capacity or Title
                    ---------------------------------------------------------

   Name of Firm
               --------------------------------------------------------------

   Address
          -------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (Include Zip Code)

   Area Code and Telephone Number
                                 --------------------------------------------
--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue Exchange Notes to:
Name:
     --------------------------------------------------
                      (Please Print)

-------------------------------------------------------

Address:
        -----------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                     (Include Zip Code)

-------------------------------------------------------
 (Taxpayer Identification or Social Security Number)


                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)
To be completed ONLY if Exchange Notes are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail Exchange Notes to:
Name:
     --------------------------------------------------
                      (Please Print)

-------------------------------------------------------

Address:
        -----------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                     (Include Zip Code)

-------------------------------------------------------
 (Taxpayer Identification or Social Security Number)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of Letter of Transmittal and Certificates. Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at DTC of Old Notes tendered by book-entry transfer, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message in lieu thereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with the procedures for delivery by book-entry transfer on a timely basis may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined therein);
(ii) prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guarantee Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of the Old Notes and the amount of Old Notes Tendered, stating that the tender is being made thereby, and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guarantee Delivery, the certificates of all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and, the names in which such Old Notes are registered, and, if possible, the certificate numbers of the Old Notes to be tendered; and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of a Letter of Transmittal (or facsimile thereof), or any Agent's Message in lieu thereof, shall waive any right to receive any notice of the acceptance of the Old Notes or exchange.

     2. Partial Tenders and Withdrawals. Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples thereof. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your old Certificate(s) will be sent to the holder of the Old Note, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Tenders of Old Notes pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount of such Old Notes) and (where Certificates for Old Notes have been transmitted) specify the name in which such Old Notes are registered, if different from that of the withdrawing Holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes or otherwise comply with DTC's procedures. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for the purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange ut which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book entry transfer procedure described above, such Old Notes will be credited to an account maintained with DTC for the Old Notes (as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be tendered by following one of the procedures described under "Procedures for Tendering Old Notes" above at any time on or prior to the Expiration Date.

     3. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as may separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or written instrument or instruments of transfer or exchange are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in a form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the Certificates.

     If this Letter of Transmittal, any Certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

     Endorsements on Certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Old Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution (as defined below). In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (collectively, "Eligible Institutions"). If Old Notes are registered in the name of a person other than the person signing the Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or not to accept any particular Old Notes the acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive and defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including this Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

     4. Transfer Taxes. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that Holders who instruct the Company to register Exchange Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering Holder will be responsible for the payment of any applicable transfer tax thereon.

     Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     5. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     6. Mutilated, Lost, Destroyed or Stolen Certificates. Any holder whose Old Notes have been mutilated, lost, destroyed or stolen should contact the Exchange Agent at the address indicated below for further instructions.

     7. Requests for Assistance and Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth below. In addition, all questions relating to the Exchange Offer, as well as requests for assistance and additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 275 Rex Boulevard, Auburn Hills, Michigan 48236.
Attention: Carol Creel, Esq. (248) 299-1000.

     8. Irregularities. All questions as to the form, validity, eligibility (including time of receipt) and acceptance of Letters of Transmittal or Old Notes will be resolved by the Company, whose determination shall be final and binding. The Company reserves the absolute right to reject any and all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Exchange Agent or any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

     9. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),
         OR AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
                DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                      ON OR PRIOR TO THE EXPIRATION DATE.

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